9. FAIR VALUE MEASUREMENT (Details - Assumptions 2)	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Fair Value Assumptions and Methodology for Assets and Liabilities
Risk free interest rate minimum	0.02%	0.05%
Risk free interest rate maximum	0.79%	1.56%
Average expected life minimum	3 months	3 months
Average expected life maximum	2 years 9 months 18 days	3 years 7 months 6 days
Expected volatility minimum	58.00%	76.00%
Expected volatility maximum	103.10%	107.10%
Expected dividends	0.00%	0.00%